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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ___________________
                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                       (Date of earliest event reported)
                                 July 12, 2001



                       Choice Hotels International, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                                          52-1209792
          --------                                          ----------
(State or other jurisdiction                   (IRS Employer Identification No.)
      of incorporation)



10770 Columbia Pike, Silver Spring, Maryland                  60563
--------------------------------------------                  -----
(Address of principal executive offices)                    (Zip code)


                        Registrant's telephone number,
                       including area code (301)592-5000
                                           -------------

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Item 5.
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In a press release dated July 12, 2001, we announced that our projected estimate of second quarter diluted EPS would exceed by three cents the consensus estimate of $0.29. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
------- ---------------------------------
(c)     Exhibits
        --------

     99.1 Press Release, dated July 12, 2001 announcing revised 2/nd/ Quarter 2001 estimates.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHOICE HOTELS INTERNATIONAL, INC.
                                    (Registrant)


                                    By: /s/ Joseph M. Squeri
                                        ------------------------
                                    Name: Joseph M. Squeri
                                    Title: Senior Vice President, Chief
                                           Financial Officer and Treasurer
Date: July 12, 2001

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